DELAWARE POOLED TRUST

The Real Estate Investment Trust Portfolio
The Real Estate Investment Trust Portfolio II

Supplement to the Fund's Prospectus dated February 28, 2003

The following information in the section of the Prospectus entitled "Fund Officers and Portfolio Managers" under "Management of the Fund" is deleted in its entirety:

Thomas J. Trotman

Vice President/Portfolio Manager - The Real Estate Investment Trust Portfolios

Mr. Trotman earned a bachelor's degree in Accounting from Muhlenberg College and an MBA from Widener University. Prior to joining Delaware Investments in 1995, he was Vice President and Director of Investment Research at Independence Capital Management. Before that, he held credit-related positions at Marine Midland Bank, U.S. Steel Corporation, and Amerada Hess. Mr. Trotman is a CFA charterholder. Mr. Trotman has been on The Real Estate Investment Trust Portfolios' management team since 1998.

This Supplement is dated September 5, 2003.